EXECUTION VERSION

Exhibit 10.10

FIRST AMENDMENT TO THREE YEAR CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of January 26, 2018 (this “Amendment”), is among AMERICAN HONDA FINANCE CORPORATION, (the “Borrower”) the banks party hereto, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Administrative Agent and the other agents party hereto.  Terms are defined in the Credit Agreement unless otherwise defined herein.

WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to that certain $2,100,000,000 Three Year Credit Agreement dated as of March 3, 2017 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Commitment Termination Date be extended by one (1) year and that Section 2.8 of the Credit Agreement be amended, as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.AMENDMENTS TO Credit AGREEMENT.  Effective as of the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

1.1Amendment to Section 1.  The definition of "Commitment Termination Date" is amending by deleting “March 3, 2020” and inserting “March 3, 2021” in lieu thereof.

1.2Amendment to Section 2.  Section 2.8 is hereby amended by deleting Section 2.8(b) in its entirety and replacing it with the following in lieu thereof:

“(b)Bank Elections to Extend.  Within 20 days of receipt of such notice from the Administrative Agent (or such later date as the Administrative Agent and the Borrower agree to in their sole discretion), each Bank shall notify the Administrative Agent whether or not it consents to such extension (which consent may be given or withheld in such Bank's sole and absolute discretion).  Any Bank not responding within the foregoing period shall be deemed not to have consented to such extension (any such Bank and any Bank not consenting to such extension, a "Non-Extending Bank”).  The election of any Bank to agree to such extension shall not obligate any other Bank to so agree.

1.3Amendment to Section 2.  Section 2.8 is hereby amended by deleting Section 2.8(c) in its entirety and replacing it with the following in lieu thereof:

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“(c)Notification by the Administrative Agent.  The Administrative Agent shall notify the Borrower of each Bank's determination under this Section not later than the date 30 days prior to the applicable Loan Anniversary (or such later date as the Administrative Agent and the Borrower agree to in their sole discretion) or, if such date is not a Business Day, on the next preceding Business Day.”

1.4Amendment to Schedule I.  Schedule I is hereby amended by deleting Schedule I in its entirety and replacing it with the schedule set forth in Annex I attached hereto.

SECTION 2.CONDITIONS PRECEDENT.  This Amendment shall become effective as of March 2, 2018 (the “Amendment Effective Date”) when each of the following conditions precedent have been satisfied in form and substance satisfactory to the Administrative Agent:

(a)the Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the Borrower, the Banks and the Administrative Agent;

(b)the Administrative Agent shall have received an Authorized Officer's Certificate of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower’s Board of Directors or Funding Committee, as the case may be, approving or consenting to this Amendment and such extension and (ii) certifying that, before and after giving effect to this Amendment and such extension, (A) the representations and warranties of the Borrower contained in Section 8 of the Credit Agreement are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or similar concept applies to any representation or warranty, such representation or warranty shall be true and correct in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2, the representations and warranties contained in Section 8.4(b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 9.1 of the Credit Agreement, and (B) no Default or Event of Default exists;

(c)the Administrative Agent shall have received reimbursement from the Borrower for costs incurred in connection with this Agreement and all reasonable fees and expenses of counsel to the Administrative Agent shall have been paid; and

(d)the Administrative Agent shall have received an executed counterpart of the Master Transfer Supplement, dated on or about the date hereof, with respect to the Credit Agreement.

SECTION 3.REPRESENTATIONS AND WARRANTIES.  To induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants to the Banks and the Administrative Agent as follows:

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3.1Due Authorization, Non‑Contravention, etc.  The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Borrower’s organization documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any law.

3.2No Consents.  No consent, approval, authorization, order or decree of, or notice to or filing with, any Governmental Authority is required for the consummation of the transactions contemplated by this Amendment, except for such informational filings as may be required under applicable securities laws.

3.3Validity, etc.  This Amendment has been duly executed and delivered by the Borrower.  This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

3.4No Default.  No Default has occurred and is continuing or will result from the execution and delivery or effectiveness of this Amendment.

3.5Representations and Warranties.  The representations and warranties of the Borrower contained in Section 8 of the Credit Agreement (as amended hereby) and in the other Credit Documents are true and correct in all material respects (except, if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies to any such representation or warranty, such representation or warranty is true and correct in all respects) on and as of the Amendment Effective Date and after giving effect thereto, as though made on and as of the Amendment Effective Date, with the same effect as though made on such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date).

SECTION 4.MISCELLANEOUS.

4.1Continuing Effectiveness, etc.  This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and all other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in each and every respect.  After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Credit Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

4.2Payment of Costs and Expenses.  The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees and disbursements of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

4.3Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions

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of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

4.5Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic “.pdf” file shall be effective as delivery of a manually executed counterpart hereof.

4.6Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.7Successors and Assigns.  Subject to any restrictions on assignment contained in the Credit Agreement, the Credit Agreement and this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures follow]

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IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to Credit Agreement as of the date first set forth above.

AMERICAN HONDA FINANCE CORPORATION

By:/s/Paul C. Honda
Name:  Paul C. Honda
Title:    Vice President and Assistant Secretary

[Signature Page to First Amendment to Three Year Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Administrative Agent and as Auction Agent

By:/s/Lawrence Blat
Name:  Lawrence Blat
Title:    Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Bank

By:/s/Ryoichi Morita
Name:  Ryoichi Morita
Title:    Managing Director

[Signature Page to First Amendment to Three Year Credit Agreement]

JPMORGAN CHASE BANK, N.A.,

as a Bank

By:_/s/Evelyn Crisci ______________________________
Name: Evelyn Crisci
Title:   Executive Director

[Signature Page to First Amendment to Three Year Credit Agreement]

BANK OF AMERICA, N.A.,
as a Bank

By:/s/Zachary Griffith
Name:  Zachary Griffith
Title:    Associate

[Signature Page to First Amendment to Three Year Credit Agreement]

BARCLAYS BANK PLC,
as a Bank

By:/s/Craig Malloy_
Name:  Craig Malloy
Title:    Director

[Signature Page to First Amendment to Three Year Credit Agreement]

BNP PARIBAS,

as a Bank

By:/s/Nader Tannous
Name:  Nader Tannous
Title:    Managing Director

By:/s/Todd Grossnickle
Name:  Todd Grossnickle
Title:     Director

[Signature Page to First Amendment to Three Year Credit Agreement]

CITIBANK, N.A.,

as a Bank

By:/s/Susan Olsen
Name:  Susan Olsen
Title:    Vice President

[Signature Page to First Amendment to Three Year Credit Agreement]

MIZUHO BANK, LTD., LOS ANGELES BRANCH,

as a Bank

By:/s/Mitsuhiro Sakamoto
Name:  Mitsuhiro Sakamoto
Title:    Managing Director

[Signature Page to First Amendment to Three Year Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,

as a Bank

By:/s/Ming K. Chu
Name:  Ming K. Chu
Title:    Director

By:/s/Sanjeev Punjabi
Name:  Sanjeev Punjabi
Title:    Managing Director

[Signature Page to First Amendment to Three Year Credit Agreement]

SOCIÉTÉ GÉNÉRALE,

as a Bank

By:/s/John Hogan
Name:  John Hogan
Title:    Director

[Signature Page to First Amendment to Three Year Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION,

as a Bank

By:/s/Hiroyuki Suzuki
Name:  Hiroyuki Suzuki
Title:    Executive Director

[Signature Page to First Amendment to Three Year Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Bank

By:/s/Matt J. Perrizo
Name:  Matt J. Perrizo
Title:    Vice President

[Signature Page to First Amendment to Three Year Credit Agreement]

LLOYDS BANK PLC,

as a Bank

By:/s/Cheryl Wilson
Name:  Cheryl Wilson
Title:    Head of Operations, North America

By:/s/Jennifer Larrow
Name:  Jennifer Larrow
Title:    Assistant Manager                                                Transaction Execution

[Signature Page to First Amendment to Three Year Credit Agreement]

THE ROYAL BANK OF CANADA,

as a Bank

By:/s/Edward D. Herko
Name:  Edward D. Herko
Title:    Authorized Signatory

[Signature Page to First Amendment to Three Year Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Bank

By:/s/Annie Dorval
Name:  Annie Dorval
Title:    Authorized Signatory

[Signature Page to First Amendment to Three Year Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,

as a Bank

By:/s/Jeff Benedix
Name:  Jeff Benedix
Title:    Vice President

[Signature Page to First Amendment to Three Year Credit Agreement]

THE NORINCHUKIN BANK, NEW YORK BRANCH,

as a Bank

By:/s/Toru Wada
Name:  Toru Wada
Title:     General Manager

[Signature Page to First Amendment to Three Year Credit Agreement]

THE BANK OF NEW YORK MELLON,

as a Bank

By:/s/John T. Smathers
Name:  John T. Smathers
Title:    Director

[Signature Page to First Amendment to Three Year Credit Agreement]

THE AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By: ____/s/Robert Grillo      _________________________

Name:        Robert Grillo

Title:          Director

[Signature Page to First Amendment to Three Year Credit Agreement]

ANNEX I TO FIRST AMENDMENT

SCHEDULE I

Commitments

Bank	Commitment
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$ 202,500,000.00
JPMorgan Chase Bank, N.A.	$ 202,500,000.00
Bank of America, N.A.	$ 195,000,000.00
Barclays Bank PLC	$ 195,000,000.00
BNP Paribas	$ 195,000,000.00
Citibank, N.A.	$ 195,000,000.00
Mizuho Bank, Ltd., Los Angeles Branch	$ 129,000,000.00
Deutsche Bank AG New York Branch	$ 126,000,000.00
Société Générale	$ 126,000,000.00
Sumitomo Mitsui Banking Corporation	$ 126,000,000.00
Wells Fargo Bank, National Association	$ 90,000,000.00
Lloyds Bank plc	$ 57,000,000.00
Royal Bank of Canada	$ 57,000,000.00
The Toronto Dominion Bank, New York Branch	$ 57,000,000.00
U.S. Bank National Association	$ 57,000,000.00
The Norinchukin Bank, New York Branch	$ 30,000,000.00
The Bank of New York Mellon	$ 30,000,000.00
The Australia and New Zealand Banking Group Limited	$ 30,000,000.00
Total:	$2,100,000,000.00

Annex I - 1

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